QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 3, 2003

Heritage Property Investment Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31297 (Commission File No.)	04-3474810 (IRS Employer Identification No.)
535 Boylston Street Boston, Massachusetts (Address of principal executive offices)		02116 (Zip Code)
(617) 247-2200 (Registrant's telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits

99.1
Heritage Property Investment Trust, Inc. press release dated November 3, 2003 for the quarter ended September 30, 2003.

99.2
Heritage Property Investment Trust, Inc. Supplemental Operating and Financial Data for the quarter ended September 30, 2003.

Item 12.    Results of Operations and Financial Condition

        The following information is furnished under Item 12—"Results of Operations and Financial Condition". Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

        On November 3, 2003, Heritage Property Investment Trust, Inc. (the "Company) issued a press release announcing its financial results for the third quarter of 2003. That press release referred to certain supplemental information that is available on the Company's website. The text of the press release and the supplemental information are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE PROPERTY INVESTMENT TRUST, INC.
/s/ THOMAS C. PRENDERGAST Thomas C. Prendergast Chairman, President and Chief Executive Officer
/s/ DAVID G. GAW David G. Gaw Senior Vice President, Chief Financial Officer and Treasurer

Dated: November 3, 2003

QuickLinks

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURES